                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: September 1, 2000

                                 TRACK `N TRAIL
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-22359                   91-1778085
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


     4961-A WINDPLAY DRIVE, EL DORADO HILLS, CA                    95762
     ------------------------------------------                  ----------
      (Address of principal executive offices)                   (Zip Code)

                                 (916) 933-4525
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)
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Item 5.  OTHER EVENTS.

         On September 1, 2000, Track `n Trail, a Delaware corporation ("Track `n Trail"), issued a press release announcing the resignation of its Chief Operating Officer. A copy of the press release is included as an exhibit to this Form 8-K.

Item 7.  EXHIBITS.

        (99.1)  Press release, dated September 1, 2000, issued by Track `n Trail


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  September 1, 2000

                                       TRACK `N TRAIL


                                       By /s/ Daniel J. Nahmens
                                          --------------------------------------
                                                   Daniel J. Nahmens
                                       Executive Vice President - Finance, Chief
                                       Financial Officer and Treasurer


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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.                       DESCRIPTION
  (99.1)        Press release, dated September 1, 2000, issued by Track `n Trail


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